SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 9, 2012

VANITY EVENTS HOLDING, INC.

 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1111 Kane Concourse, Suite 304
Bay Harbor Islands, FL  33154
(Address of principal executive offices) (zip code)

 (786) 530-2164
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On February 9, 2012, Vanity Events Holding, Inc. (the "Company") was informed that its one for three hundred (1:300) reverse stock split was approved by FINRA (the “Reverse Stock Split”).  As described more fully in the Definitive Information Statement on Schedule 14C filed by the Company with the Securities and Exchange Commission on October 20, 2011, the Reverse Stock Split was adopted and approved by written consent of the board of directors and the requisite shareholders on September 30, 2011.  The Reverse Stock Split took effect at the open of trading on February 10, 2012.  The Company’s ticker symbol was temporarily changed by FINRA to VAEVD and it will revert back to VAEV twenty (20) business days after February 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANITY EVENTS HOLDING, INC.

Dated: February 10, 2012	By:	/s/ Lloyd Lapidus
Name: Lloyd Lapidus
Title: Interim Chief Executive Officer

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